EXHIBIT 10.17

                     FORM OF RESTRICTED STOCK AGREEMENT


NAME OF COMPANY:                                     ASHLAND  INC.

NAME OF PARTICIPANT:

NUMBER OF SHARES OF ASHLAND INC.
    COMMON STOCK

PAR VALUE PER SHARE:                                 $0.01

VESTING SCHEDULE:                                    60% OR XXX ON XXX
                                                     40% OR XXX ON XXX


DATE OF AWARD:


         WHEREAS,  Ashland Inc.  (hereinafter  called "Ashland") desires to award to the above-named Participant (hereinafter called the "Participant"), ________ shares of Ashland Common Stock, par value $0.01 per share, subject to certain restrictions (hereinafter called "Restricted Stock"), pursuant to the __________________ (hereinafter called the "Plan"), in order to provide the Participant with an additional incentive to continue his/her services to Ashland and to continue to work for the best interests of Ashland;

         NOW, THEREFORE, Ashland hereby confirms this award to the Participant, as a matter of separate agreement and not in lieu of salary or any other compensation for services, of the number of shares of Restricted Stock set forth above, subject to and upon all the terms, provisions and conditions contained herein and in the Plan, which is incorporated by reference. Full details of the Plan are in the legal text of the Plan. If there are any differences between the general description of the restrictions offered herein and the legal text of the Plan, the Plan governs.

         Your award will be evidenced by the issuance of Restricted Stock Certificates. Each certificate issued in respect of shares of Restricted Stock shall be registered in the name of the Participant, but held in the custody of Ashland along with a copy of an executed Stock Power (the form of which is attached hereto as Exhibit A), and shall bear the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeitures) contained in the Ashland Inc. Incentive Plan from which the shares were issued and the Agreement entered into between the registered owner and Ashland Inc."

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         The Restricted  Stock will vest according to the Vesting  Schedule
and  may  not  be  sold,  assigned,  transferred,   pledged,  or  otherwise
encumbered (except to the extent such shares shall have vested) until such date. Unless otherwise determined and directed by the Personnel and Compensation Committee (the "Committee"), in the case of the Participant's termination for any reason prior to the lapse of all restrictions on the Restricted Stock, all such Restricted Stock which has not vested will be forfeited. Except for such restrictions described above, the Participant will have all rights of a shareholder with respect to the shares of Restricted Stock including, but not limited to, the right to vote and to receive dividends if and when paid.

         As the Restricted Stock vests, you will owe applicable federal income and employment taxes and state and local income and employment taxes at the Vesting Date of the shares of Restricted Stock. The amount of taxes due in each instance is based on the fair market value of the shares on the Vesting Date.

         Nothing contained in this Agreement or in the Plan shall confer upon the Participant any right to remain in the service of Ashland.

         Subject to the terms and conditions specified herein and of the Plan, the Restricted Stock shall be confirmed by execution of this Agreement and delivery thereof no later than _______________ to Ashland, which is located at 3499 Blazer Parkway, Lexington, KY 40509 Attention:
Shane Davis. THE RIGHT TO THE RESTRICTED STOCK UNDER THE PLAN SHALL EXPIRE IF NOT ACCEPTED BY ______________ AS SET FORTH ABOVE.

         IN WITNESS WHEREOF, ASHLAND has caused this instrument to be executed and delivered effective as of the day and year first above written. This Restricted Stock Agreement shall not be valid unless signed by a Vice President, Human Resources of Ashland.

                                    ASHLAND INC.
                                    By:




                                     Vice President, Human Resources

     I hereby elect to receive my award of Restricted Stock subject to the terms and conditions of the Amended and Restated Ashland Inc. Incentive Plan. My election to accept the award of Restricted Stock is effective _________________, which is the date that the grant was approved by the Ashland Inc. Board of Directors.



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{Insert Name}                                                          Date


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STOCK POWER                                                         Exhibit A

FOR  VALUE  RECEIVED,   __________________________________________   hereby
sells,  assigns and transfers  unto  ______________________________________
(________)  Shares of the  _____________________________  Capital  Stock of
___________________________  standing in _________________________  name on the  books  of  said  ____________________________________  represented  by
Certificate No. __________ herewith and do hereby irrevocably constitute and appoint ________________________________ attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated: __________, ____
                                          ------------------------------------
                                                        Participant


                                         Signature Guaranteed By:


                                         Not Required
                                         --------------------------------------
                                                    (Name of Bank)


                                         By:
                                            -----------------------------------
                                                  (Signature of Officer)


                                         --------------------------------------
                                                    (Title of Officer)

                                         TO BE EXECUTED BY A DULY AUTHORIZED
                                         OFFICER OF THE BANK